SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 1, 2011

LifeCare Holdings, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-133319	51-0372090
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

5340 Legacy Drive, Building 4, Suite 150

Plano, Texas 75024

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

Registrant’s telephone number, including area code: (469) 241-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 3, 2011 LifeCare Holdings, Inc. (“LifeCare”) filed a report on Form 8-K to report the completion of the acquisition of substantially all of the non-real estate assets (excluding accounts receivable and certain other components of working capital) associated with five long-term acute care hospitals owned by HealthSouth Corporation (the “Facilities”), pursuant to the previously disclosed Asset Purchase Agreement, dated as of May 17, 2011 and amended on July 21, 2011. At that time, LifeCare stated in such Form 8-K that it intended to file the financial statements and pro forma financial information required by Item 9.01(a) and Item 9.01(b) respectively within 71 days from the date that such Form 8-K was required to be filed. By this amendment to such Form 8-K, the Registrant is amending and supplementing Item 9.01 thereof to include the required financial information, pro forma financial information, and related exhibits.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The Facilities’ (i) audited combined balance sheets at December 31, 2010 and December 31, 2009 and (ii) audited combined statements of operations, statements of equity and statements of cash flows for each of the three years in the period ended December 31, 2010, and the notes related thereto, each required by Item 9.01(a) of Form 8-K are included in this Form 8-K as Exhibit 99.1.

The Facilities’ (i) unaudited condensed combined balance sheet at June 30, 2011 and audited condensed combined balance sheet at December 31, 2010 and (ii) unaudited condensed combined statements of operations, statement of equity and statements of cash flows for the three and six months ended June 30, 2011 and June 30, 2010, and the notes related thereto, each required by Item 9.01(a) of Form 8-K are included in this Form 8-K as Exhibit 99.2.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2011 and for the year ended December 31, 2010, and the notes related thereto, required by Item 9.01(b) of Form 8-K, are included in this Form 8-K as Exhibit 99.3.

(d) Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LifeCare Holdings, Inc.

By:	/s/ Chris A. Walker
Name:	Chris A. Walker
Title:	Chief Financial Officer

Date: October 13, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	The audited combined balance sheets of HealthSouth’s Long-Term Acute Care Hospitals at December 31, 2010 and December 31, 2009 and the audited combined statements of operations, statements of equity and statements of cash flows for each of the three years in the period ended December 31, 2010, and the notes related thereto.

99.2	The unaudited condensed combined balance sheets of HealthSouth’s Long-Term Acute Care Hospitals at June 30, 2011 and December 31, 2010 and the unaudited condensed combined statements of operations, statement of equity and statements of cash flows for the three and six months ended June 30, 2011 and June 30, 2010, and the notes related thereto.

99.3	Unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2011 and for the year ended December 31, 2010, and the notes related thereto.